ACQUISITIONS AND DIVESTITURES	12 Months Ended
Dec. 31, 2015
Acquisitions and Divestitures Disclosure [
ACQUISITIONS AND DIVESTITURES
ACQUISITIONS AND DIVESTITURES
Acquisitions
During 2015, our Company's acquisitions of businesses, equity method investments and nonmarketable securities totaled $2,491 million, which primarily related to our strategic partnership with Monster Beverage Corporation ("Monster") and an investment in a bottling partner in Indonesia that is accounted for under the equity method of accounting. The bottling partner in Indonesia is a subsidiary of Coca-Cola Amatil Limited, an equity method investee. We also acquired the remaining outstanding shares of a bottling partner in South Africa ("South African bottler"), which was previously accounted for as an equity method investment. We remeasured our previously held equity interest in the South African bottler to fair value upon the close of the transaction and recorded a loss on the remeasurement of $19 million during the year ended December 31, 2015. This bottler will be included in the Coca-Cola Beverages Africa Limited transaction discussed further below.
During 2014, our Company's acquisitions of businesses, equity method investments and nonmarketable securities totaled $389 million and primarily included a joint investment with one of our bottling partners in a dairy company in Ecuador, which is accounted for under the equity method of accounting.
During 2013, our Company's acquisitions of businesses, equity method investments and nonmarketable securities totaled $353 million, which primarily included our acquisition of the majority of the remaining outstanding shares of Fresh Trading Ltd. ("innocent") and a majority interest in bottling operations in Myanmar. The Company previously accounted for our investment in innocent under the equity method of accounting. We remeasured our equity interest in innocent to fair value upon the close of the transaction. The resulting gain on the remeasurement was not significant to our consolidated financial statements.
Monster Beverage Corporation
On August 14, 2014, the Company and Monster entered into definitive agreements for a long-term strategic relationship in the global energy drink category. The transaction contemplated under these agreements ("Monster Transaction") closed on June 12, 2015. As a result of the Monster Transaction, (1) the Company purchased newly issued shares of Monster common stock representing approximately 17 percent of the outstanding shares of Monster common stock (after giving effect to the new issuance); (2) the Company sold its global energy drink business (including NOS, Full Throttle, Burn, Mother, Play and Power Play, and Relentless) to Monster, and the Company acquired Monster's non-energy drink business (including Hansen's Natural Sodas, Peace Tea, Hubert's Lemonade and Hansen's Juice Products); and (3) the parties amended their distribution coordination agreements to expand distribution of Monster products into additional territories pursuant to long-term agreements with the Company's existing network of Company-owned or -controlled bottling operations and distribution partners. The Coca-Cola system also became Monster's preferred global distribution partner. The Company made a net cash payment of $2,150 million to Monster, of which $125 million is being held in escrow, subject to release upon achievement of milestones relating to the transfer of Monster's domestic distribution rights to our distribution network.
The Monster Transaction consisted of multiple elements including the purchase of common stock, the acquisition and divestiture of businesses and the expansion of distribution territories. When consideration transferred is not solely in the form of cash, measurement is based on either the cost to the acquiring entity (the fair value of the assets given) or the fair value of the assets acquired, whichever is more clearly evident and, thus, more reliably measurable. As the majority of the consideration transferred was cash, we believe the fair value of the consideration transferred is more reliably measurable. The consideration transferred consists of $2,150 million of cash (including $125 million in escrow) and the fair value of our global energy business of $2,046 million, which we determined using discounted cash flow analyses, resulting in total consideration transferred of $4,196 million. As such, we have allocated the total consideration transferred to the individual assets and business acquired based on a relative fair value basis, using the closing date fair values of each element, as follows (in millions):

June 12, 2015
Equity investment in Monster	$3,066
Expansion of distribution territories	1,035
Monster non-energy drink business	95
Total assets and business acquired	$4,196

In addition to our ownership interest in Monster's outstanding common stock, the Company is represented by two directors on Monster's 10 member Board of Directors. Based on our equity ownership percentage, the significance that our expanded distribution and coordination agreements have on Monster's operations, and our representation on Monster's Board of Directors, the Company is accounting for its interest in Monster as an equity method investment.
As a result of the Monster Transaction, the North America Coca-Cola system obtained the right to distribute Monster products in territories for which it was not previously the authorized distributor ("expanded territories"). These distribution rights are governed by an agreement with an initial term of 20 years, after which it will continue to remain in effect unless otherwise terminated by either party and there are no future costs of renewal. As such, these rights were determined to be indefinite-lived intangible assets and are classified in the line item bottlers' franchise rights with indefinite lives in our consolidated balance sheet. CCR is the distributor in the majority of the expanded territories. The remainder of the territories are serviced by independent bottling partners. Of the $1,035 million allocated to the expanded distribution rights, the Company derecognized $341 million related to the expanded territories serviced by the independent bottling partners upon the close of the transaction. As consideration for these rights, the Company received an up-front payment of $28 million related to these territories, and we will receive a payment per case on all future sales made by these independent bottlers for the duration of the distribution agreements. As these payments are dependent on future sales, they are a form of contingent consideration. We elected to account for this consideration in the same manner as the contingent consideration to be received in the North America refranchising, discussed below. This resulted in a net loss of $313 million recorded in the line item other income (loss) — net in our consolidated statement of income during the year ended December 31, 2015.
During the year ended December 31, 2015, the Company recognized a gain of $1,715 million on the sale of our global energy drink business, primarily due to the difference in the recorded carrying value of the assets transferred, including an allocated portion of goodwill, compared to the value of the total assets and business acquired. After considering the loss resulting from the derecognition of the expanded territory rights serviced by the independent bottling partners, the net gain recognized on the Monster Transaction was $1,403 million, which was recorded in the line item other income (loss) — net in our consolidated statement of income. Additionally, under the terms of the Monster Transaction, we were required to discontinue selling energy products under certain trademarks, including one trademark in the glacéau portfolio. The Company recognized an impairment charge of $380 million upon closing, primarily related to the discontinuation of the energy products in the glacéau portfolio, which was recorded in the line item other operating charges in our consolidated statement of income.
During the year ended December 31, 2015, based on the relative fair values of the total assets and business acquired, $1,620 million of the $2,150 million cash payment made was classified in the line item acquisitions of businesses, equity method investments and nonmarketable securities in our consolidated statement of cash flows. The remaining $530 million was classified in the line item other investing activities in our consolidated statement of cash flows.
Keurig Green Mountain, Inc.
In February 2014, the Company purchased newly issued shares in Keurig Green Mountain, Inc. ("Keurig") for $1,265 million, including transaction costs of $14 million. In May 2014, the Company purchased additional shares of Keurig in the market for $302 million, which represented an additional 2 percent equity position in Keurig.
Subsequent to these purchases, the Company entered into an agreement with Credit Suisse Capital LLC ("CS") to purchase additional shares of Keurig which would increase the Company's equity position to a 16 percent interest based on the total number of issued and outstanding shares of Keurig as of May 1, 2014. Under the agreement, the Company was to purchase from CS, on a date selected by CS no later than February 2015, the lesser of (1) 6.5 million shares of Keurig or (2) the number of shares that shall cause our ownership to equal 16 percent. The purchase price per share was the average of the daily volume-weighted average price per share from May 15, 2014, to the date selected by CS, as adjusted in certain circumstances specified in the agreement. CS had exclusive ownership and control over any such shares until delivered to the Company. In February 2015, the Company purchased 6.4 million shares from CS under this agreement for a total purchase price of $830 million. As this agreement qualified as a derivative, we recognized a loss of $58 million in the line item other income (loss) — net in our consolidated statement of income during the year ended December 31, 2015. The Company recognized a cumulative loss of $47 million in the line item other income (loss) — net in our consolidated statement of income over the term of the agreement.
We account for the investment in Keurig as an available-for-sale security, which is included in the line item other investments in our consolidated balance sheet. These purchases of the shares were included in the line item purchases of investments in our consolidated statement of cash flows, net of any related derivative impact.
German Bottling Operations
In conjunction with the Company's acquisition of German bottling operations in 2007, the former owners received put options to sell their respective shares in the operations back to the Company in January 2014. During the year ended December 31, 2014, the Company paid $503 million to purchase these shares, which was included in the line item other financing activities in our consolidated statement of cash flows, resulting in 100 percent ownership of our German bottling operations.
Divestitures
During 2015, proceeds from disposals of businesses, equity method investments and nonmarketable securities totaled $565 million, which included proceeds from the refranchising of certain of our bottling territories in North America and proceeds from the sale of a 10 percent interest in a Brazilian bottling partner as a result of the majority owners exercising their right to acquire additional shares from us.
During 2014, proceeds from disposals of businesses, equity method investments and nonmarketable securities totaled $148 million, which primarily represented the proceeds from the refranchising of certain of our bottling territories in North America.
During 2013, proceeds from disposals of businesses, equity method investments and nonmarketable securities totaled $872 million. These proceeds primarily included the sale of a majority ownership interest in our previously consolidated bottling operations in the Philippines ("Philippine bottling operations"), and separately, the deconsolidation of our bottling operations in Brazil ("Brazilian bottling operations").
North America Refranchising
In conjunction with implementing a new beverage partnership model in North America, the Company refranchised bottling territories that were previously managed by CCR to certain of our unconsolidated bottling partners. These territories generally border these bottlers' existing territories, allowing each bottler to better service local customers and provide more efficient execution. By entering into comprehensive beverage agreements ("CBAs") with each of the bottlers, we granted certain exclusive territory rights for the distribution, promotion, marketing and sale of Company-owned and licensed beverage products as defined by the CBA. In some cases, the Company has entered into, or agreed to enter into, manufacturing agreements that authorize certain bottlers that have executed a CBA to manufacture certain beverage products. If a bottler has not entered into a specific manufacturing agreement, then under the CBA for these territories, CCR retains the rights to produce these beverage products and the bottlers will purchase from CCR (or other Company-authorized manufacturing bottlers) substantially all of the related finished products needed in order to service the customers in these territories.
Each CBA generally has a term of 10 years and is renewable, in most cases by the bottler and in some cases by the Company, indefinitely for successive additional terms of 10 years each. Under the CBA, the bottlers will make ongoing quarterly payments to the Company based on their gross profit in the refranchised territories throughout the term of the CBA, including renewals, in exchange for the grant of the exclusive territory rights.
Contemporaneously with the grant of these rights, the Company sold the distribution assets, certain working capital items, and the exclusive rights to distribute certain beverage brands not owned by the Company, but distributed by CCR, in each of these territories to the respective bottlers in exchange for cash. These rights include, where applicable, the recently acquired Monster distribution rights discussed above. During the years ended December 31, 2015 and December 31, 2014, cash proceeds from these sales totaled $362 million and $143 million, respectively. Included in the cash proceeds for the years ended December 31, 2015 and December 31, 2014 was $83 million and $42 million, respectively, from Coca-Cola Bottling Co. Consolidated, an equity method investee. Under the applicable accounting guidance, we were required to derecognize all of the tangible assets sold as well as the intangible assets transferred, including distribution rights, customer relationships and an allocated portion of goodwill related to these territories.
Additionally, in September 2015, the Company announced the formation of a new National Product Supply System ("NPSS") which will facilitate optimal operation of the U.S. product supply system. Under the NPSS, the Company and several of its existing independent producing bottlers will administer key national product supply activities for these bottlers, which currently represent approximately 95 percent of the U.S. produced volume. As part of the NPSS, it is anticipated that each of these bottlers will acquire certain production facilities from CCR in exchange for cash, subject to the parties reaching definitive agreements. The transition of these production facilities is anticipated to take place by the end of 2017.
We recognized noncash losses of $1,006 million and $799 million during the years ended December 31, 2015 and December 31, 2014, respectively. These losses primarily related to the derecognition of the intangible assets transferred or reclassified as held for sale, and were included in the line item other income (loss) — net in our consolidated statements of income. See further discussion of assets and liabilities held for sale below. We expect to recover the value of the intangible assets transferred to the bottlers under the CBAs through the future quarterly payments; however, as the payments for the territory rights are dependent on the bottlers' future gross profit in these territories, they are considered a form of contingent consideration.
There is diversity in practice as it relates to the accounting for contingent consideration by the seller. The seller can account for the future contingent payments received as a gain contingency, recognizing the amounts in the income statement only after the related contingencies are resolved and the gain is realized, which in this arrangement will be quarterly as the bottlers earn gross profit in the transferred territories. Alternatively, the seller can record a receivable for the contingent consideration at fair value on the date of sale and record any future differences between the payments received and this receivable in the income statement as they occur. We elected the gain contingency treatment since the quarterly payments will be received throughout the terms of the CBAs, including all subsequent renewals, regardless of the cumulative amount received as compared to the value of the intangible assets transferred.
Philippine Bottling Operations
On January 25, 2013, the Company sold a 51 percent interest in our Philippine bottling operations to Coca-Cola FEMSA, an equity method investee. The Company accounts for our remaining 49 percent ownership interest in the Philippine bottling operations under the equity method of accounting. As a result of this transaction, we remeasured our remaining investment in the Philippine bottling operations to fair value taking into consideration the sale price of the majority ownership interest. Coca-Cola FEMSA has an option to purchase our remaining ownership interest in the Philippine bottling operations at any time during the seven years following closing based on the initial purchase price plus a defined return. Coca-Cola FEMSA also has an option exercisable during the sixth year after closing to sell its ownership interest back to the Company at a price not to exceed the initial purchase price.
Brazilian Bottling Operations
On July 3, 2013, the Company combined our Brazilian bottling operations with an independent bottler in Brazil in a transaction involving a disposition of shares for cash and an exchange of shares for a 44 percent minority ownership interest in the newly combined entity, which was recorded at fair value. This combination resulted in the deconsolidation of our Brazilian bottling operations. As a result of this transaction, the Company recognized a gain of $615 million in the line item other income (loss) — net in our consolidated statement of income during the year ended December 31, 2013.
The owners of the majority interest have the option to acquire up to 24 percent of the new entity's outstanding shares from us at any time for a period of six years beginning December 31, 2013, based on an agreed-upon formula. In December 2014, the Company received notification that the owners of the majority interest had exercised their option to acquire from us a 10 percent interest in the entity's outstanding shares. During the year ended December 31, 2014, we recorded an estimated loss of $32 million as a result of the exercise price being lower than our carrying value. The transaction closed in January 2015, and the Company recorded an additional loss of $6 million during the year ended December 31, 2015, calculated based on the final option price. As a result of this transaction, the Company's ownership was reduced to 34 percent of the entity’s outstanding shares. The owners of the majority interest have a remaining option to acquire an additional 14 percent interest of the entity's outstanding shares at any time through December 31, 2019, based on an agreed-upon formula.
Assets and Liabilities Held for Sale
North America Refranchising
As of December 31, 2015, the Company had entered into agreements to refranchise additional bottling territories in North America. These territories met the criteria to be classified as held for sale. Additionally, to the extent that the parties have reached definitive agreements related to the transfer of production assets in conjunction with the new NPSS, and the related transfer is anticipated to close within a year, the related assets also met the criteria to be classified as held for sale. As such, we were required to record the related assets and liabilities at the lower of carrying value or fair value less any costs to sell based on the agreed-upon sale price. The Company expects these transactions to close at various times throughout 2016.
Coca-Cola European Partners
In August 2015, the Company entered into an agreement to merge our German bottling operations with Coca-Cola Enterprises, Inc. ("CCE") and Coca-Cola Iberian Partners SA ("CCIP") to create Coca-Cola European Partners ("CCEP"). At closing, the Company will own 18 percent of CCEP, which we anticipate accounting for as an equity method investment based on our equity ownership percentage, our representation on CCEP's Board of Directors and other governance rights. The Boards of Directors of the Company, CCE and CCIP have approved the transaction. The proposed merger is subject to approval by CCE's shareowners, receipt of regulatory clearances and other customary conditions. The merger is expected to close in the second quarter of 2016. As a result of this agreement, our German bottling operations met the criteria to be classified as held for sale as of December 31, 2015. We were not required to record the related assets and liabilities at fair value less any costs to sell because their fair value exceeded our carrying value.
Coca-Cola Beverages Africa Limited
In November 2014, the Company, SAB Miller plc, and Gutsche Family Investments entered into an agreement to combine the bottling operations of each of the parties' nonalcoholic ready-to-drink beverage businesses in Southern and East Africa. Upon completion of the proposed merger, the Company will have an ownership of 11 percent in the bottler which will be called Coca-Cola Beverages Africa Limited. The Company will also acquire or license several brands in exchange for cash as a result of the transaction. As of December 31, 2015, our South African bottling operations and related equity method investments met the criteria to be classified as held for sale, but we were not required to record these assets and liabilities at fair value less any costs to sell because their fair value exceeded our carrying value. The Company expects the transaction to close in the second quarter of 2016, subject to regulatory approval. Based on the proposed governance structure, the Company expects to account for its resulting interest in the new entity as an equity method investment.
The following table presents information related to the major classes of assets and liabilities that were classified as held for sale in our consolidated balance sheet (in millions):

	December 31, 2015		December 31, 2014
Cash, cash equivalents and short-term investments	$143		$30
Trade accounts receivable, less allowances	485		100
Inventories	276		54
Prepaid expenses and other assets	83		7
Equity method investments	92		141
Other assets	25		3
Property, plant and equipment — net	2,021		303
Bottlers' franchise rights with indefinite lives	1,020		410
Trademarks	—		43
Goodwill	333		46
Other intangible assets	115		36
Allowance for reduction of assets held for sale	(693)		(494)
Total assets	$3,900	[1]	$679	[3]
Accounts payable and accrued expenses	$712		$48
Current maturities of long-term debt	12		—
Accrued income taxes	4		—
Long-term debt	74		—
Other liabilities	79		6
Deferred income taxes	252		4
Total liabilities	$1,133	[2]	$58	[4]

[1]
Consists of total assets relating to CCEP of $2,894 million, North America refranchising of $589 million, Coca-Cola Beverages Africa Limited of $398 million and other assets held for sale of $19 million, which are included in the Europe, Middle East and Africa, Bottling Investments and Corporate operating segments.

[2]
Consists of total liabilities relating to CCEP of $924 million, North America refranchising of $123 million and Coca-Cola Beverages Africa Limited of $86 million, which are included in the Europe, Middle East and Africa and Bottling Investments operating segments.

[3]
Consists of total assets relating to North America refranchising of $223 million, Coca-Cola Beverages Africa Limited of $333 million, the Monster Transaction of $43 million and other assets held for sale of $80 million, which are included in the Europe, Middle East and Africa, Bottling Investments and Corporate operating segments.

[4]
Consists of total liabilities relating to North America refranchising of $22 million and Coca-Cola Beverages Africa Limited of $36 million, which are included in the Europe, Middle East and Africa and Bottling Investments operating segments.

We determined that the operations included in the table above did not meet the criteria to be classified as discontinued operations under the applicable guidance.